EXHIBIT 99.1

THOMAS J. HARRIS

CERTIFIED PUBLIC ACCOUNTANT

3901 STONE WAY N., SUITE 202

SEATTLE, WA  98103

206.547.6050

July 13, 2012

United States Securities and Exchange Commission

Mail Stop 11-3

450 Fifth Street, N.W.

Washington D.C. 20549

Re: Amerilithium Corp. Form 8-K/A

Dear Sirs/Madams:

I, Thomas J. Harris, am the auditor for Amerilithium Corp, a Nevada corporation (the “Company”).  In accordance with Item 4.02(c) of Form 8-K, I have reviewed the statements made by the Company on the Form 8-K/A filed on July 13, 2012 with the United State Securities and Exchange Commission and agree with the statements contained therein.

If I can be of any further assistance in this matter please do not hesitate to contact me.

/s/ Thomas J. Harris

Thomas J Harris, CPA